UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

MOBILE INFRASTRUCTURE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-40415	98-1583957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 W. 4th Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 834-5110

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BEEP	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2024, Mobile Infrastructure Corporation (the “Company”) held its 2024 annual meeting of stockholders (the “2024 Annual Meeting”). At the 2024 Annual Meeting, the stockholders of the Company (i) elected seven (7) nominees as directors of the Company, each to hold office until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal, and (ii) ratified the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting results for each proposal were as follows.

Proposal 1 – Election of Directors

At the 2024 Annual Meeting, the Company’s stockholders elected the seven (7) nominees listed below to serve on the board of directors of the Company, each to hold office until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal.

	Votes FOR	Votes WITHHELD	Broker Non- Votes
Manuel Chavez, III	13,541,633	200,690	2,888,236
Stephanie Hogue	13,543,186	199,137	2,888,236
David Garfinkle	13,525,235	217,088	2,888,236
Brad Greiwe	13,021,238	721,085	2,888,236
Danica Holley	13,520,202	222,121	2,888,236
Damon Jones	13,473,600	268,723	2,888,236
Jeffrey B. Osher	13,524,668	217,655	2,888,236

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
16,683,644	506,209	45,691	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE INFRASTRUCTURE CORPORATION

Date: June 20, 2024	By:	/s/ Stephanie Hogue
	Name:	Stephanie Hogue
	Title:	President